UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

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Banzai International, Inc.

435 Ericksen Ave. NE, Suite 250, Bainbridge Island, Washington 98110

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Banzai International, Inc.:

You are cordially invited to attend a special stockholder meeting of Banzai International, Inc. (the “Company” or “Banzai”) to be held on April 28, 2026 at 12:00 p.m. EST, as a virtual electronic meeting using a Demio video webinar (the “Meeting”). The Meeting will be held virtually via the Internet only with no physical in-person meeting excluding the Board of Directors (the “Board”). Technology will be incorporated into the Meeting to increase efficiency and provide for stockholder participation. In addition to on-line attendance, stockholders can hear all portions of the Meeting, submit written questions during the Meeting and listen to live responses to stockholder questions.

To attend the virtual meeting, go to the Demio link below:

https://my.demio.com/ref/3HQGYl4KLMIRjVJZ

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the Meeting begins.

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board for use at the Meeting and at all adjournments and postponements thereof. The Meeting will be held April 28, 2026 at 12:00 p.m. EST, as a virtual electronic meeting using a Demio video webinar, to consider and vote upon the following proposals:

Proposal 1:	To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, in substantially the form attached to the accompanying proxy statement as Annex B, to effect a reverse stock split with respect to the Company’s issued and outstanding Class A Common Stock and Class B Common Stock at a ratio of up to 1-for-20, subject to the authority of the Board of Directors to abandon such amendment (the “Reverse Split Proposal”).

Proposal 2:	To approve the adjournment of the special meeting if necessary to solicit additional proxies if there are not sufficient votes to approve the reverse split proposal or any adjournment or postponement thereof (the “Adjournment Proposal”).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS.

Holders of record of the Class A Common Stock, par value $0.0001 par value (the “Class A Common Stock”) and Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock,” together with the Class A Common Stock, the “Common Stock”) at the close of business on April 6, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes.

Your vote is important, regardless of the number of shares you own. Due to the virtual nature of the Meeting, you are urged to vote in favor of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, before 11:59 p.m. EST on April 27, 2026 whether or not you plan to attend the Meeting virtually. The enclosed Proxy is solicited by the Board. Any stockholder giving a Proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him/her a later dated Proxy. You will not be able to vote at the Meeting; therefore, it is strongly recommended that you complete the enclosed proxy card before 11:59 p.m. EST on April 27, 2026 to ensure that your shares will be represented at this Meeting.

A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

Whether or not you plan to attend the Meeting, we urge you to read this notice carefully and to vote your shares. Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR the Reverse Split Proposal and the Adjournment Proposal being considered at the Meeting.

I want to thank all of our stockholders as we look forward to what we believe will be an exciting future for our business.

We strongly encourage you to vote by proxy as described in the Proxy Statement so that your vote can be counted.

This notice and the enclosed Proxy Statement are first being mailed to stockholders on or about April 17, 2026.

You are urged to review carefully the information contained in the enclosed Proxy Statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Joseph Davy
Joseph Davy
Chief Executive Officer
April 17, 2026

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held at 12:00 p.m. EST, on
April 28, 2026

The Notice of the Meeting and Proxy Statement are available at www.proxyvote.com.

i

Banzai International, Inc.
PROXY STATEMENT

2026 SPECIAL MEETING OF STOCKHOLDERS
to be held on April 28, 2026 at 12:00 p.m. EST

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This notice provides some details about the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take on April 28, 2026 at 12:00 p.m. EST via the Demio link below. The Company has decided to hold the Meeting as a virtual electronic meeting using Demio video webinar. The Meeting will be held virtually via the Internet only with no physical in-person meeting except the Board. In addition to on-line attendance, stockholders can hear all portions of the Meeting, submit written questions during the Meeting and listen to live responses to stockholder questions.

To attend the virtual Meeting via Demio, go to the link below:

https://my.demio.com/ref/3HQGYl4KLMIRjVJZ

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the Meeting begins.

We recommend you log in at least 15 minutes before the Meeting to ensure you are logged in when the Meeting starts.

Shareholders are being asked to vote on the following proposals:

● to approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, in substantially the form attached to the accompanying proxy statement as Annex B, to effect a reverse stock split with respect to the Company’s issued and outstanding Class A Common Stock and Class B Common Stock at a ratio of up to 1-for-20, subject to the authority of the Board of Directors to abandon such amendment; and

● to approve the adjournment of the special meeting if necessary to solicit additional proxies if there are not sufficient votes to approve the reverse split proposal or any adjournment or postponement thereof.

This Proxy Statement also gives you information on the proposal so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this Proxy Statement.

In this Proxy Statement, we refer to Banzai International, Inc. as the “Company”, “we”, “us” or “our.”

Record Date and Voting Power

Our Board fixed the close of business on April 6, 2026 as the record date (the “Record Date”) for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting.

As of the Record Date, there were [ ] shares of Class A Common Stock and [ ] shares of Class B Common Stock outstanding. Each share of Class A Common Stock entitles the holder thereof to one vote. Each share of Class B Common Stock entitles the holder thereof to ten votes on the applicable proposals.

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Quorum

A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy of the holders of 33 and 1/3 of the voting power of the then-outstanding shares of capital stock entitled to vote constitutes a quorum. Abstentions and broker non-votes (i.e. shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Abstentions and broker non-votes will have no direct effect on the outcome of the proposals.

What stockholder vote is required for the approval of each proposal at the Meeting?

The following are the vote requirements for the approval of the proposals at the Meeting:

●	Reverse Stock proposal: Assuming that a quorum is present, the affirmative vote of the majority of the voting power of the stock present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders.

●	Adjournment Proposal: The affirmative vote of a majority of the voting power of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting, though less than a quorum is required.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the proposals.

What is the proxy card?

The card enables you to appoint Joseph Davy as your representative at this Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, it is strongly recommended to complete and return your proxy card before 11:59 p.m. ET on April 27, 2026 in case your plans change. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxies will vote your shares according to his best judgment.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this Proxy Statement.

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How do I vote?

If you were a stockholder of record of the common stock on the Record Date, you may vote in any of the methods described below. Each share of Class A Common Stock entitles the holder thereof to one vote on the applicable proposals. Each share of Class B Common Stock entitles the holder thereof to ten votes on the applicable proposals.

You may vote in one of three ways:

●	Over the Internet

If your shares are registered in your name: Vote your shares over the Internet by accessing the proxy online voting website at: www.proxyvote.com and following the on-screen instructions. You will need the control numbers that appear on your proxy card when you access the web page.

If your shares are held in the name of a broker, bank or other nominee: Vote your shares over the Internet by following the voting instructions that you receive from such broker, bank or other nominee.

●	By Telephone

If your shares are registered in your name: Vote your shares over the telephone by accessing the telephone voting system toll-free at 1-800-690-6903 in the United States and from foreign countries using any touch-tone telephone and following the telephone voting instructions. The telephone instructions will lead you through the voting process. You will need the Company number, account and control numbers that appear on your proxy card.

●	By Mail

Vote by signing and dating the proxy card(s) and returning the card(s) in the prepaid envelope.

If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

i.	as you instruct; and

ii.	according to the best judgment of the appointed Proxy if a proposal comes up for a vote at this Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR the Reverse Split Proposal; and

●	FOR the Adjournment Proposal.

According to the best judgment of Mr. Davy if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this Proxy Statement, please complete and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible, but prior to 11:59 p.m. ET on April 27, 2026, so your shares may be represented at the Meeting. There will not be any voting at the Meeting.

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May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date; or

●	signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Where Can I Get a Copy of the Proxy Materials?

Copies of the proxy card, the Notice and this Proxy Statement are available on our Company’s website at https://ir.banzai.io/. The contents of that website are not a part of this Proxy Statement. If you want to receive a paper or email copy you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by contacting Joseph Davy by sending a letter to the offices of the Company at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110.

Proxy Solicitation Costs

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to this Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Under Delaware law, the Company’s stockholders are not entitled to appraisal rights in connection with any of the proposals to be acted upon at the Meeting.

Principal Offices

The principal executive offices of our Company are located at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110. The Company’s telephone number at such address is 206-414-1777.

Who can help answer my questions?

You can contact Joseph Davy or by sending a letter to the offices of the Company at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110 with any questions about proposals described in this Proxy Statement or how to execute your vote.

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PROPOSAL NO. 1 — REVERSE STOCK SPLIT

The Board of Directors has adopted a resolution setting forth a proposed amendment to our Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of Class A Common Stock, par value $0.0001 par value (the “Class A Common Stock”) and Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock,” together with the Class A Common Stock, the “Common Stock”), a copy of which is set forth in the certificate of amendment annexed to this proxy statement as Annex B, declared such amendment advisable, and is recommending that our stockholders approve, such proposed amendment. Such amendment will be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable. Holders of our Common Stock are being asked to approve the proposal that Article IV of our Certificate of Incorporation be amended to effect a reverse stock split of the Common Stock at a ratio of up to one (1) share of Common Stock for every twenty (20) shares of Common Stock. If the Reverse Stock Split is approved by our stockholders and if a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to our Certificate of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of Common Stock. If the Board of Directors does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, this vote will be of no further force and effect and the Board will again seek stockholder approval before implementing any reverse stock split after that time. The Board of Directors may abandon the proposed amendment to effect the Reverse Stock Split at any time prior to its effectiveness, whether before or after stockholder approval thereof.

As of the Record Date, there were [   ] shares of Class A Common Stock and [   ] shares of Class B Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately [  ] and [  ] shares of Class A Common Stock and Class B Common Stock, respectively. The Board of Directors’ decision as to whether to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for the Class A Common Stock, and the continued listing requirements of the Nasdaq Capital Market.

Purpose of the Reverse Stock Split

The Board’s primary objective in implementing a reverse split is to increase the per-share trading price of our Class A Common Stock. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split will be abandoned.

If the stockholders approve the Reverse Stock Split Proposal and the Board determines to implement the Reverse Stock Split, we will file a certificate of amendment to amend the existing provision of our Third Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split. The text of the form of proposed amendment is set forth in the certificate of amendment to the Certificate of Incorporation, which is annexed to this proxy statement as Annex B.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Reverse Stock split ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all Common Stock stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company, except those stockholders who would have otherwise received fractional shares will receive the number of shares rounded up to the nearest whole number determined in the manner set forth below under the heading “Fractional Shares.” After the Reverse Stock Split, each share of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Reverse Stock Split will not affect us continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive the number of shares determined in the manner set forth below under the heading “Fractional Shares.”

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Following the effectiveness of the Reverse Stock Split, if approved by the stockholders and implemented by the Company, current stockholders will hold fewer shares of Common Stock.

If the Board decides to implement the Reverse Stock Split, the Company will communicate to the public, prior to the effective time of the Reverse Stock Split, additional details regarding the Reverse Stock Split. By voting in favor of the Reverse Stock Split, you are also expressly authorizing the Board to determine not to proceed with, and to defer or to abandon, the Reverse Stock Split, in the Board of Director’s sole discretion. In determining whether to implement the Reverse Stock Split following receipt of stockholder approval of the Reverse Stock Split, the Board may consider, among other things, various factors, such as:

● our ability to maintain our listing on the Nasdaq Capital Market;

● the historical trading price and trading volume of the Class A Common Stock;

● the then-prevailing trading price and trading volume of the Class A Common Stock and the expected impact of the Reverse Stock Split on the trading market for the Class A Common Stock in the short and long term.

Reasons for the Reverse Stock Split

To increase the per share price of our Class A Common Stock. As discussed above, the primary objective for effecting the Reverse Stock Split, would be to increase the per share price of our Class A Common Stock and maintain compliance with the Nasdaq Minimum Bid Price Requirement. Our Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, and improve the perception of our Class A Common Stock as an investment security.

To potentially improve the liquidity of the Class A Common Stock. A Reverse Stock Split could allow a broader range of institutions to invest in the Class A Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Class A Common Stock and potentially decreasing the volatility of the Class A Common Stock if institutions become long-term holders of the Class A Common Stock. A Reverse Stock Split could help increase analyst and broker interest in the Class A Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Class A Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a Reverse Stock Split negatively since it reduces the number of shares of Class A Common Stock available in the public market.

The reverse stock split may not increase the price of the Class A Common Stock.

Although the Board expects that a reverse stock split will result in an increase in the price of our Class A Common Stock, the effect of a reverse stock split cannot be predicted with certainty. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the stock price. As a result, there can be no assurance that the reverse stock split, if completed, will result in any of the intended benefits described above, that the stock price will increase as a result of or following the reverse stock split (or will increase in the same proportion as the final reverse stock split ratio) or that the stock price will not decrease in the future.

Moreover, a decline in the market price of the Class A Common Stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of the reverse stock split. The market price of the Class A Common Stock is based on our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

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If the reverse stock split is implemented, the resulting per-share price may not attract institutional investors, investment funds or brokers and may not satisfy the investing guidelines of these investors or brokers, and consequently, the trading liquidity of our Class A Common Stock may not improve.

While we believe that a higher share price may help generate investor and broker interest in the Common Stock, the reverse stock split may not result in a share price that will attract institutional investors or investment funds or satisfy the investing guidelines of institutional investors, investment funds or brokers. For example, some investors, analysts and other stock market participants have a negative perception of reverse stock splits due to: (1) the fact that the share price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization, (2) the potential that the reduction in shares outstanding could have adversely impact the liquidity of our Common Stock; and (3) the costs associated with implementing a reverse stock split.

The reverse stock split may leave certain shareholders with “odd lots.”

The reverse stock split may result in some shareholders owning “odd lots” of fewer than 100 shares. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

The Reverse Stock Split May Decrease the Liquidity of the Class A Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of the Class A Common Stock, which could lead to increased interest in the Class A Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Class A Common Stock (and outstanding shares of Class B Common Stock), which may lead to reduced trading and a smaller number of market makers for the Class A Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of the Class A Common Stock does not increase in proportion to the Reverse Stock Split Ratio, then our value, as measured by our market capitalization, will be reduced.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for Common Stock.

Procedures for Effecting the Reverse Stock Split

If our shareholders approve the Reverse Split Proposal, the Board will have discretion to determine when to effect it on or prior to April 28, 2027, the first anniversary date of this Special Meeting. If implemented by the Board, the reverse stock split would become effective upon filing the Certificate of Amendment with Delaware’s Secretary of State. The actual timing of the effective date of the Reverse Stock Split will be made by the Board at such time as the Board believes to be most advantageous to us and our shareholders.

Principal Effects of the Reverse Split

On the effective date of a reverse stock split, each such number of shares of our Common Stock issued and outstanding immediately prior to the Reverse Split on the effective date (the “Old Shares”) will automatically and without any action on the part of the stockholders be converted into one share of our Common Stock (the “New Shares”); every 20 shares would be combined into 1 share.

The Reverse Split will be effected simultaneously for all of our outstanding shares of Common Stock and the exchange ratio will be the same for all of our outstanding shares Common Stock. The Reverse Split will affect all of our Common Stock stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share. Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable.

Fractional Shares. No scrip or fractional shares will be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the one for twenty reverse stock split ratio, will be entitled, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

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Authorized Shares. The Company is presently authorized under its Articles of Incorporation to issue 350,000,000 shares, consisting of (i) 250,000,000 shares of Common Stock, (ii) 25,000,000 shares of Class B Common Stock, and (iii) 75,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”). A reverse stock split will not have any effect on the Company’s authorized capital or number of shares that will be available for issuance after a reverse stock split. The issuance in the future of additional shares of our Class A Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our Common Stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock would be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our Common Stock.

Outstanding Derivative Securities. A reverse stock split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise, vesting or conversion of the following outstanding derivative securities issued by us, in accordance with the split ratio (all figures are as of the Record Date and are on a pre-Reverse Stock Split basis), including:

●	[ ] shares issuable upon exercise of outstanding warrants with an exercise price of $[ ];

●	[ ] shares issuable upon exercise of warrants with an exercise price of $[ ] and $[ ] per share, respectively;

●	[ ] shares issuable upon exercise of outstanding stock options with a weighted average exercise price of $[ ] granted through April 6, 2026;

●	[ ] shares issuable upon vesting of outstanding restricted stock units granted through April 6, 2026;

●	[ ] shares are issuable upon exercise of outstanding warrants with an exercise price of $[ ] per share;

●	[ ] shares issuable upon exercise of outstanding warrants that were issued on November 6, 2024, with an exercise price of $[ ];

●	[ ] shares issuable upon exercise of outstanding warrants that were issued on November 6, 2024, with an exercise price of $[ ];

●	[ ] shares issuable upon exercise of placement agent warrants with an exercise price of $[ ];

●	[ ] shares issuable upon conversion of outstanding shares of Class B Common Stock;

●	[ ] shares issuable upon exercise of outstanding warrants with an exercise price of $[ ]; and

●	[ ] shares issuable upon exercise of placement agent warrants with an exercise price of $[ ] and $[ ], respectively, issued pursuant to the “best efforts” public offering the Company completed in May 2024.

The adjustments to the above securities, as required by a reverse stock split and in accordance with the split ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following a reverse stock split as was the case immediately preceding the reverse stock split.

Accounting Matters. The Reverse Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion to the Reverse Split ratio (that is, in a one-for-twenty reverse stock split, the stated capital attributable to our Common Stock will be reduced to one twentieth of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will also be increased because there will be fewer shares of our Common Stock outstanding.

Potential Anti-Takeover Effect. Although the issuance of additional shares of Common Stock could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split was not proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to our Board of Directors and stockholders. Other than the Reverse Split Proposal, our Board of Directors does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

The number of shares held by each individual stockholder will be reduced if a reverse stock split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 20 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, a reverse stock split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split(s) will not affect the registration of the Common Stock under the Exchange Act. If a proposed reverse stock split is implemented, our Class A Common Stock will continue to be reported on The Nasdaq Capital Market under the ticker symbol “BNZI,” subject to compliance with applicable listing standards. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

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Book Entry Shares. If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. We do not issue physical certificates to stockholders.

No Appraisal Rights. Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Reverse Stock Split described in the Reverse Stock Split Proposal, and we will not independently provide our stockholders with any such rights.

Procedure for Effecting a Reverse Split

A reverse stock split will be accomplished by amending the Company’s Articles of Incorporation to include a paragraph in substantially the same form as follows:

“As of [ ], (the “Effective Time”), each 20 shares of Class A Common Stock and each 20 shares of Class B Common Stock issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Class A Common Stock or one (1) share of Class B Common Stock, respectively (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. All shares of Class A Common Stock and Class B Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of a fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Class A Common Stock or Class B Common Stock, the Corporation shall, in lieu of issuing any such fractional share, round up to the nearest whole number of shares in order to bring the number of shares held by such holder up to the next whole number of shares. No certificates representing fractional shares of Class A Common Stock or Class B Common Stock shall be issued in connection with the Reverse Stock Split. Each book entry that immediately prior to the Effective Time represented shares of Class A Common Stock or Class B Common Stock (“Old Certificates”) shall thereafter represent the number of shares of Class A Common Stock or Class B Common Stock, respectively into which the shares of Class A Common Stock or Class B Common Stock, respectively represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

A copy of the form of Articles of Amendment of the Articles of Incorporation of the Company is attached hereto as Annex B.

Any reverse stock split will become effective at such future date as determined by the Board of Directors, as evidenced by the filing of an Amendment with the Secretary of State of the State of Nevada (which we refer to as the “Effective Time”), but in no event later than April 28, 2027. Beginning at the Effective Time, each book entry representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Effective Time, stockholders will be notified that a reverse stock split has been effected. Since all shares of Common Stock are held in book entry, once the reverse split is effective, our transfer agent will process the exchange automatically and book entry statements will be mailed to Common Stock shareholders showing the new amount of shares of Common Stock they own.

After the effective date of a reverse stock split, the CUSIP number for our Common Stock will change.

Material U.S. Federal Income Tax Consequences of the Reverse Split

The following is a discussion of certain material U.S. federal income tax consequences of a reverse stock split that are applicable to U.S. holders (as defined below) of the Company’s Common Stock, but does not purport to be a complete analysis of all potential tax effects. This summary is based upon current provisions of the Internal Revenue Code (the “Code”), existing treasury regulations, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), all in effect as of the date hereof and all of which are subject to differing interpretations or change. Any such change or differing interpretation, which may be retroactive, could alter the tax consequences to the Company’s stockholders as described in this summary.

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This discussion does not address all U.S. federal income tax consequences relevant to the Company’s stockholder. In addition, it does not address consequences relevant to the Company’s stockholders that are subject to particular U.S. or non-U.S. tax rules, including, without limitation to the Company’s stockholders that are:

● persons who do not hold their Common Stock as a “capital asset” within the meaning of Section 1221 of the Code;

● brokers, dealers or traders in securities; banks; insurance companies; other financial institutions; mutual funds;

● real estate investment trusts; regulated investment companies; tax-exempt organizations or governmental organizations;

● pass-through entities such as partnerships, S corporations, disregarded entities for federal income tax purposes and limited liability companies (and investors therein);

● persons who are not U.S. holders (as defined below);

● stockholders who are subject to the alternative minimum tax provisions of the Code;

● persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction, or other integrated transaction;

● persons that have a functional currency other than the U.S. dollar; traders in securities who elect to apply a mark-to-market method of accounting;

● persons who hold shares of the Company’s Common Stock that may constitute “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” for purposes of Section 1244 of the Code;

● persons who elect to apply the provisions of Section 1400Z-2 to any gains realized in the Reverse Split;

● persons who acquired their shares of the Company’s Common Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code;

● persons subject to special tax accounting rules as a result of any item of gross income with respect to the Company’s Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

● persons deemed to sell the Company’s Common Stock under the constructive sale provisions of the Code;

● persons who acquired their shares of stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

● certain expatriates or former citizens or long-term residents of the United States.

The Company’s stockholders subject to particular U.S. or non-U.S. tax rules that are described in this paragraph are urged to consult their own tax advisors regarding the consequences to them of the Reverse Split.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds the Company’s Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partnership or a partner of a partnership holding the Company’s capital stock or any other person not addressed by this discussion, you should consult your tax advisors regarding the tax consequences of the Reverse Split.

In addition, the following discussion does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split; (b) any U.S. federal non-income tax consequences of the Reverse Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of the Reverse Split; or (d) the Medicare contribution tax on net investment income. No ruling from the IRS or opinion of counsel, has been or will be requested in connection with the Reverse Split. The Company’s stockholders should be aware that the IRS could adopt a position which could be sustained by a court contrary to that set forth in this discussion.

Definition of “U.S. Holder”

For purposes of this discussion, a “U.S. holder” is a beneficial owner of the Company’s Common Stock that is, for U.S. federal income tax purposes:

● an individual who is a citizen or resident of the United States;

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● a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

● a trust if either (i) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of such trust, or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes; or

● an estate, the income of which is subject to U.S. federal income tax regardless of its source.

Tax Consequences of a Reverse Stock Split

A reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes within the meaning of Section 368(a) of the Code. As a result, a U.S. holder generally should not recognize gain or loss upon the Reverse Split, except with respect to cash received in lieu of a fractional share of the Company’s Common Stock (which fractional share will be treated as received and then exchanged for such cash). A U.S. holder’s aggregate tax basis in the shares of the Company’s Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis of the shares of the Company’s Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of the Company’s Common Stock), and such U.S. holder’s holding period in the shares of the Company’s Common Stock received should include the holding period in the shares of the Company’s Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of the Company’s Common Stock surrendered to the shares of the Company’s Common Stock received in a recapitalization pursuant to the Reverse Split. U.S. holders of shares of the Company’s Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. holder that receives cash in lieu of a fractional share of the Common Stock pursuant to the Reverse Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of the Common Stock surrendered that is allocated to such fractional share of the Common Stock. Any such gain or loss generally will be long-term capital gain or loss if, as of the effective time of the Reverse Split, the U.S. holder’s holding period for such fractional share exceeds one year. Long-term capital gains of certain non-corporate taxpayers, including individuals, are generally taxed at preferential rates. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Payments of cash made in lieu of a fractional share of the Company’s Common Stock may, under certain circumstances, be subject to information reporting and backup withholding. Backup withholding will not apply, however, to a U.S. holder who (i) furnishes a correct taxpayer identification number and certifies the holder is not subject to backup withholding on IRS Form W-9 or a substantially similar form, or (ii) certifies the holder is otherwise exempt from backup withholding. If a U.S. holder does not provide a correct taxpayer identification number on IRS Form W-9 or other proper certification, the stockholder may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the federal income tax liability of a U.S. holder of the Company’s capital stock, if any, provided the required information is timely furnished to the IRS. The Company’s stockholders should consult their tax advisors regarding their qualification for an exemption from backup withholding, the procedures for obtaining such an exemption, and in the event backup withholding is applied, to determine if any tax credit, tax refund or other tax benefit may be obtained.

Because of the complexity of the tax laws and because the tax consequences to the Company or to any particular stockholder may be affected by matters not discussed herein, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Reverse Split, including tax reporting requirements, the applicability and effect of foreign, U.S. federal, state and local and other applicable tax laws and the effect of any proposed changes in the tax laws.

Vote Required

The proposal to grant implement the Reverse Stock Split and file the Certificate of Amendment regarding same requires the affirmative vote of a majority of the voting power of the stock present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the Reverse Stock Proposal described in this Proposal No. 1.

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PROPOSAL 2 - ADJOURNMENT OF THE MEETING

Purpose of Adjournment Proposal

Shareholders are being asked to approve a proposal that will give the board of directors authority to adjourn the special meeting one or more times if necessary to solicit additional proxies if there are not sufficient votes to approve the reverse split proposal or any adjournment or postponement thereof. If this proposal is approved, the special meeting could be adjourned to any date. Any determination of whether it is necessary to adjourn the special meeting (or any adjournment or postponement thereof) to solicit additional proxies will be made solely by the Company.

If the special meeting is adjourned, shareholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, or if you indicate that you wish to vote in favor of the reverse split proposal, but do not indicate a choice on the adjournment proposal, your shares will be voted in favor of the adjournment proposal. But if you indicate that you wish to vote against the reverse split proposal, your shares will only be voted in favor of the adjournment proposal if you indicate that you wish to vote in favor of that proposal.

Vote Required

The affirmative vote of a majority of the voting power of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting, though less than a quorum is required to approve the adjournment proposal.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” approval of the adjournment proposal.

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OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Electronic Delivery of Future Stockholder Communications

Registered stockholders can further save the Company expense by consenting to receive all future proxy statements, forms of proxy and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please access the website www.proxyvote.com when transmitting your voting instructions and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. Your choice will remain in effect unless and until you revoke it.

To revoke your decision to receive or access stockholder communications electronically, access the website www.proxyvote.com, enter your current PIN, select “Cancel my Enrollment” and click on the Submit button. After submitting your entry, the Cancel Enrollment Confirmation screen will be displayed. This screen will show your current Enrollment Number. To confirm your enrollment cancellation, click on the Submit button. Otherwise, click on the Back button to return to the Enrollment Maintenance screen. After submitting your entry, the Cancel Enrollment Complete screen will be displayed. This screen will indicate that your enrollment has been cancelled. You may be asked to complete a brief survey to help us understand why you opted out of electronic delivery. You will be sent an e-mail message confirming the cancellation of your enrollment. No further electronic communications will be conducted for your account and your Enrollment Number will be marked as “Inactive.” You may at any time reactivate your enrollment. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

Deadline for Submission of Stockholder Proposals for the Meeting

For any proposal to be considered for inclusion in our Proxy Statement and form of proxy for submission to the stockholders at our Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110, Attention: Chief Executive Officer, no later than [ ].

If we are not notified of a stockholder proposal a reasonable time prior to the time we send our Proxy Statement for our Meeting, then our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the Proxy Statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to Banzai International, Inc., 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110 Attention: Chief Executive Officer. Notwithstanding, the foregoing shall not effectuate any rights of stockholders to request inclusion of proposals in our Proxy Statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our Proxy Statement.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

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Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement is being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of this Proxy Statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Continental Stock Transfer & Trust Company, by calling (212) 509-4000, or by forwarding a written request addressed to Continental Stock Transfer & Trust Company, 1 State St 30th floor, New York, NY 10004. Promptly upon request, a separate copy of this Proxy Statement will be sent. By contacting Continental Stock Transfer & Trust Company, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports or quarterly reports to stockholders, Proxy Statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports or quarterly reports to stockholders and Proxy Statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our Common Stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, Proxy Statements and other information with the SEC. Such reports, Proxy Statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Joseph Davy, our Chief Executive Officer, at ir@banzai.io.

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Annex A

Form of Proxy Card

BANZAI INTERNATIONAL, INC.

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 12:00 p.m. EST on April 28, 2026

(Record Date — April 6, 2026)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph Davy, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of Banzai International, Inc. which the undersigned is entitled to vote, as specified below on this card, at the special meeting of stockholders of Banzai International, Inc. (the “Meeting”) to be held which will take on April 28, 2026 at 12:00 p.m. EST, via the Demio link below:

https://my.demio.com/ref/3HQGYl4KLMIRjVJZ

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY, BEFORE 11:59 P.M. EST ON APRIL 27, 2026, IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1: The approval of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, in substantially the form attached to the accompanying proxy statement as Annex B, to effect a reverse stock split with respect to the Company’s issued and outstanding Class A common stock, par value $0.0001 per share and Class B Common Stock, par value $0.0001 per share, at a ratio of up 1-for-20, subject to the authority of the Board of Directors to abandon such amendment.

For	Against	Abstain
O	O	O

PROPOSAL 2: The approval of an adjournment of the Special Meeting to a later date or dates, if necessary, to permit the further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Reverse Split Proposal.

For	Against	Abstain
O	O	O

Annex A-1

Please indicate if you intend to attend this meeting ☐ YES ☐ NO

Signature of Stockholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Annex A-2

Annex B

CERTIFICATE OF AMENDMENT OF THE
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
BANZAI INTERNATIONAL, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Banzai International, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate”), and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Amended and Restated Certificate of Incorporation of the Corporation as follows:

The following paragraph immediately after the first paragraph of Article IV, Section (A) of the Restated Certificate is hereby amended as follows:

“Upon this Certificate of Amendment to the Amended and Restated Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), the shares of the Class A Common Stock and Class B Common Stock, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be reclassified as and combined into a smaller number of shares such that every 20 shares of issued and outstanding Class A Common Stock and Class B Common Stock immediately prior to the Effective Time are automatically combined into one (1) validly issued, fully paid and nonassessable share of Class A Common Stock and Class B Common Stock, respectively (the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be rounded up to the nearest whole number.

Each stock certificate or book-entry position that, immediately prior to the Effective Time, represented shares of Class A Common Stock or Class B Common Stock, as applicable that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Class A Common Stock or Class B Common Stock, respectively after the Effective Time into which the shares of Class A Common Stock or Class B Common Stock formerly represented by such certificate or book-entry position shall have been reclassified and combined.”

2. This Certificate of Amendment shall be effective at ___________ Eastern Time on ____________, 2026.

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this ____ day of ________, 2026.

Joseph Davy
Chief Executive Officer

Annex B-1